SunAmerica Series Trust

Supplement to the Prospectus dated May 1, 2002

This supplement supercedes all previous supplements.

On page three (3) under the heading "Trust Highlights" in the chart titled "Fixed Income Securities," the disclosure with respect to the Corporate Bond Portfolio and the Worldwide High Income Portfolio is deleted and replaced in its entirety with the following effective May 1, 2002:

Portfolio	Investment Goal	Principal Investment Strategy
Corporate Bond Portfolio	high total return with only moderate price risk

invests, under normal circumstances, at least 80% of net assets in fixed income securities, but invests primarily in investment grade fixed income securities; may invest up to 35% in fixed income securities rated below investment grade

Worldwide High Income Portfolio	high current income and, secondarily, capital appreciation	invests, under normal circumstances, at least 80% of net assets in high income securities of issuers located throughout the world

Dated: May 22, 2002